                                                                    Exhibit 10.1

                       INTEREP NATIONAL RADIO SALES, INC.
                                100 Park Avenue
                            New York, New York 10017



BankBoston, N.A.
 Individually and as Agent

Summit Bank


                                                     Dated as of: April 30, 1999

Re:  Amendment to Revolving Line of Credit Agreement
     -----------------------------------------------

Ladies and Gentlemen:

          We refer to the Revolving Line of Credit Agreement, dated as of July 2, 1998 (the "Credit Agreement"), by and among Interep National Radio Sales, Inc. (the "Company"), the several Subsidiary Borrowers party thereto (the Company and such Subsidiary Borrowers being hereinafter called, collectively, the "Borrowers"). BankBoston, N.A., as Administrative Agent (the "Agent"), Summit Bank, as Documentation Agent, and the undersigned Lenders and other Lenders that may from time to time be parties to the Credit
Agreement. All of the terms in this letter of amendment (the "Amendment") that are not defined herein, but that are defined in the Credit Agreement, shall have the meanings specified for such terms in the Credit Agreement.

          Each of the parties signing below desires to amend the Credit Agreement in accordance with the terms and conditions set forth herein and, in consideration of the promises herein contained and for other valuable consideration, each such party agrees as follows:

                                   ARTICLE I
                         AMENDMENT TO CREDIT AGREEMENT
                         -----------------------------


          Effective as of December 31, 1998, the Credit Agreement is amended as follows:

          1.1. Total Leverage.  The Credit Agreement is amended by deleting the
               --------------
phrase "in excess of $5,000,000" from clause (i)(b) of Section 8.22 thereof, such that, as of and after December 31, 1998, such clause (i)(b) shall read in its entirety as follows:

               "(b) the aggregate amount of cash and Permitted Investments of the Borrowers to"

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          The Borrowers jointly and severally represent and warrant to the Agent and the Lenders as follows:

          2.1  Representations and Warranties.  Each of the representations and
               ------------------------------
warranties made by or on behalf of the Borrowers to the Agent and the Lenders in the Credit Documents was true and correct when made and is true and correct on and as of the date hereof (after giving effect to the amendment contemplated hereby from and after the effective date therefor), except to the extent that any such representation or warranty relates by its express terms solely to a prior date. After giving effect to this Amendment, no Defaults or Events of Default are continuing.

          2.2  Corporate Authority.  Each of the Borrowers has taken all
               -------------------
necessary corporate proceedings to authorize this Amendment and the matters contemplated hereby.

          2.3  Enforceability.  This Amendment has been duly executed and
               --------------
delivered by each of the Borrowers and is in full force and effect on and as of the date hereof, and the agreements and obligations of the Borrowers contained in this Amendment and in each of the Credit Documents after giving effect hereto, constitute the legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                  ARTICLE III
                       PROVISIONS OF GENERAL APPLICATION
                       ---------------------------------

          This Amendment constitutes and shall, for all purposes of the Credit Agreement, be deemed to be a "Credit Document". Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and each of the other Credit Documents remain unaltered. This Amendment and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of The Commonwealth of Massachusetts. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

          If you are in agreement with the foregoing, please sign the enclosed counterparts of this Amendment and return such counterparts to the undersigned.

                               Very truly yours,

                               INTEREP NATIONAL RADIO SALES, INC.


                               By:    /s/ William J. McEntee
                                     -------------------------
                               Title: CFO
                                     -------------------------

                               The Subsidiary Borrowers:
                               ------------------------

                               MCGAVERN GUILD, INC.
                               D&R RADIO, INC.
                               CBS RADIO SALES, INC.
                               ALLIED RADIO PARTNERS, INC.
                               CABALLERO SPANISH MEDIA L.L.C.
                               CLEAR CHANNEL RADIO, LLC


                               By:      /s/ William J. McEntee
                                     -------------------------
                               Title:  CFO
                                     -------------------------
                                       of each of the corporations identified
                                       above


          The foregoing Amendment is hereby accepted by the Agent and the undersigned Lenders on and as of the date first above written and with the effect specified herein.

  BANKBOSTON, N.A.
  Individually and as Agent


  By:      /s/
   ---------------------------------
  Title:  Director
      ------------------------------

  SUMMIT BANK


  By:     /s/
     -------------------------------
  Title:   Vice President
      ------------------------------